                                                                     EXHIBIT 4.8

                         SOFTKEY SOFTWARE PRODUCTS INC.

                                       AND

                            CIBC MELLON TRUST COMPANY




                           -------------------------

                            SPECIAL WARRANT INDENTURE

                           PROVIDING FOR THE ISSUE OF
                           8,687,500 SPECIAL WARRANTS


                            -------------------------




                                 MARCH 12, 1998




                               DAVIES, WARD & BECK

                            CASSELS BROCK & BLACKWELL

                                   ARTICLE ONE

                                 INTERPRETATION

Section 1.01 - Definitions....................................................2
Section 1.02 - Number and Gender..............................................7
Section 1.03 - Interpretation Not Affected by Headings, Etc...................7
Section 1.04 - Business Day...................................................8
Section 1.05 - Time of the Essence............................................8
Section 1.06 - Applicable Law.................................................8
Section 1.07 - Severability...................................................8

                                   ARTICLE TWO

                                ISSUE OF WARRANTS

Section 2.01 - Issue of Warrants..............................................8
Section 2.02 - Form and Terms of Warrants.....................................8
Section 2.03 - Signing of Warrant Certificates...............................10
Section 2.04 - Certification by the Trustee..................................10
Section 2.05 - Warrantholder Not a Shareholder, Etc..........................10
Section 2.06 - Issue in Substitution for Lost Warrant Certificates...........10
Section 2.07 - Warrants to Rank Pari Passu...................................11
Section 2.08 - Registers for Warrants........................................11
Section 2.09 - Transferee Entitled to Registration...........................12
Section 2.10 - Registers Open for Inspection.................................12
Section 2.11 - Exchange of Warrants..........................................12
Section 2.12 - Ownership of Warrants.........................................13
Section 2.13 - Adjustment of Exercise Rights.................................13
Section 2.14 - Adjustment Rules..............................................14
Section 2.15 - Proceedings Prior to Any Action Requiring Adjustment..........15
Section 2.16 - Notice of Adjustment of Exercise Rights.......................16
Section 2.17 - No Duty to Inquire, Liability.................................16

                                  ARTICLE THREE

                    ESCROW OF NET PROCEEDS AND REDEMPTION OF SPECIAL WARRANTS

Section 3.01 - Deposit of Net Proceeds in Escrow.............................17
Section 3.02 - Investment of Net Proceeds....................................17
Section 3.03 - Release of Escrowed Funds to the Corporation..................17
Section 3.04 - Redemption of Warrants........................................18
Section 3.05 - Corporation to Fund Shortfall.................................19

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                                  ARTICLE FOUR

                                TRIGGERING EVENT

Section 4.01 - Triggering Event..............................................19
Section 4.02 - Change in Exercise Rights.....................................20

                                  ARTICLE FIVE

                                      EXERCISE OF WARRANTS

Section 5.01 - Method of Exercise of Warrants................................20
Section 5.02 - Automatic Exercise............................................21
Section 5.03 - Effect of Exercise of Warrants................................21
Section 5.04 - Cancellation of Warrant Certificates..........................22
Section 5.05 - Notice of Extension of Qualification Deadline.................22
Section 5.06 - Legend on Exchangeable Shares.................................22

                                   ARTICLE SIX

                                    COVENANTS

Section 6.01 - General Covenants.............................................23
Section 6.02 - Notice to Securities Commissions..............................24
Section 6.03 - Trustee's Remuneration and Expenses...........................25
Section 6.04 - Performance of Covenants by Trustee...........................25
Section 6.05 - Right to Dividends or Distributions...........................25

                                  ARTICLE SEVEN

                                   ENFORCEMENT

Section 7.01 - Suits by Warrantholders.......................................26
Section 7.02 - Immunity of Shareholders, Etc.................................26
Section 7.03 - Limitation of Liability.......................................26

                                  ARTICLE EIGHT

                           MEETINGS OF WARRANTHOLDERS

Section 8.01 - Right to Convene Meetings.....................................26
Section 8.02 - Notice........................................................27
Section 8.03 - Chair.........................................................27
Section 8.04 - Quorum........................................................27
Section 8.05 - Power to Adjourn..............................................28

Section 8.06 - Show of Hands................................................28
Section 8.07 - Poll and Voting..............................................28
Section 8.08 - Regulations..................................................28
Section 8.09 - Corporation, Trustee and Counsel May Be Represented..........29
Section 8.10 - Powers Exercisable by Extraordinary Resolution...............29
Section 8.11 - Meaning of Extraordinary Resolution..........................30
Section 8.12 - Powers Cumulative............................................31
Section 8.13 - Minutes......................................................31
Section 8.14 - Instruments in Writing.......................................32
Section 8.15 - Binding Effect of Resolutions................................32
Section 8.16 - Holdings by the Corporation or Subsidiaries
                           of the Corporation Disregarded...................32

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 9.01 - Supplemental Indentures......................................33
Section 9.02 - Successor Corporations.......................................34

                                   ARTICLE TEN

                             CONCERNING THE TRUSTEE

Section 10.01 - Trust Indenture Legislation.................................34
Section 10.02 - Rights and Duties of Trustee................................34
Section 10.03 - Evidence, Experts and Advisers..............................35
Section 10.04 - Documents, Money, Etc. Held by Trustee......................36
Section 10.05 - Actions by Trustee to Protect Interests.....................37
Section 10.06 - Trustee Not Required to Give Security.......................37
Section 10.07 - Protection of Trustee.......................................37
Section 10.08 - Replacement of Trustee......................................37
Section 10.09 - Conflict of Interest........................................38
Section 10.10 - Acceptance of Trusts........................................39
Section 10.11 - Trustee Not to Be Appointed Receiver........................39
Section 10.12 - Indemnity of Trustee........................................39

                                 ARTICLE ELEVEN

                                     GENERAL

Section 11.01 - Notice ......................................................39
Section 11.02 - Accidental Failure to Give Notice to Warrantholders..........41
Section 11.03 - Counterparts and Formal Date.................................41
Section 11.04 - Satisfaction and Discharge of Indenture......................41

Section 11.05 - Provisions of Indenture and Warrants for the
                Sole Benefit of Parties and Warrantholders...................41
Section 11.06 - Language.....................................................42

SCHEDULE A    - Form of Warrant Certificate
SCHEDULE B    - Form of Release Certificate

            THIS SPECIAL WARRANT INDENTURE made as of March 12, 1998.


B E T W E E N:


                         SOFTKEY SOFTWARE PRODUCTS INC.
                         a corporation existing under the laws
                         of the Province of Ontario,

                         (hereinafter called the "CORPORATION"),

                                                              OF THE FIRST PART,

                                     - and -

                         CIBC MELLON TRUST COMPANY, a trust company incorporated under the laws of Canada and having an office in the City of Toronto, Ontario,

                         (hereinafter called the "TRUSTEE"),

                                                             OF THE SECOND PART.


          WHEREAS the Corporation proposes to issue and sell 8,687,500 special warrants (the "Warrants") entitling the holders thereof to acquire upon exercise thereof without additional payment exchangeable non-voting shares in the capital of the Corporation upon the terms and subject to the conditions contained herein;

          AND WHEREAS for such purpose the Corporation deems it necessary to create and issue Warrants to be constituted and issued in the manner hereinafter set forth;

          AND WHEREAS the Corporation is duly authorized to create and issue the Warrants to be issued as herein provided;

          AND WHEREAS all things necessary have been done and performed to make the Warrants, when certified by the Trustee and issued as in this Indenture provided, legal, valid and binding upon the Corporation with the benefits of and subject to the terms of this Indenture;

          AND WHEREAS the Trustee has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Warrants issued pursuant to this Indenture;

          AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Corporation and not by the Trustee;

          NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given, the receipt and sufficiency of which are hereby acknowledged, the Corporation hereby appoints the Trustee as warrant trustee for the holders of Warrants, to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Warrants issued pursuant to this Indenture, and it is hereby agreed and declared as follows:


                                   ARTICLE ONE

                                 INTERPRETATION

SECTION 1.01 - DEFINITIONS

          In this Indenture, unless there is something in the subject matter or context inconsistent therewith, the following phrases and words shall have the following meanings:

"AGGREGATE PURCHASE PRICE" means the aggregate Purchase Price received by the Corporation upon the issue and sale of the Warrants by the Corporation on the Closing Date, being $198,075,000;

"APPLICABLE LEGISLATION" has the meaning ascribed thereto in subsection
10.01(1);

"BUSINESS DAY" means a day other than a Saturday, Sunday or statutory or banking holiday in Toronto, Ontario;

"CAPITAL REORGANIZATION" has the meaning ascribed thereto in Section 2.13;

"CLEARANCE DATE" means, in respect of a Warrantholder, the date on which a receipt for the Final Prospectus has been issued by the Securities Commission of the Designated Province in which such Warrantholder resides or is deemed to reside, as herein provided;

"CLOSING DATE" means the date hereof;

"CLOSING TIME" means 10:00 a.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the Corporation and the Underwriters may agree pursuant to the Underwriting Agreement;

"CORPORATION" means SoftKey Software Products Inc., a corporation existing under the laws of the Province of Ontario, and its successors from time to time;

"CORPORATION'S AUDITORS" means the independent chartered accountant or firm of chartered accountants duly appointed as auditor or auditors of the Corporation from time to time;

"COUNSEL" means a barrister or solicitor or a firm of barristers or solicitors (who may be counsel for the Corporation) acceptable to the Trustee, acting reasonably;

"DESIGNATED PROVINCES" means the Provinces of Manitoba, Ontario and Quebec;

"DIRECTOR" means a director of the Corporation for the time being and, unless otherwise specified herein, reference herein to an "ACTION BY THE DIRECTORS" means an action by the directors of the Corporation as a board or, whenever duly empowered, an action by a committee of directors;

"ESCROWED FUNDS" means the Net Proceeds and all proceeds of investment and reinvestment thereof from time to time;

"EVENT OF FORCE MAJEURE" means any event resulting from a cause beyond the Corporation's control which prevents the Corporation from obtaining a receipt for the Final Prospectus from any of the Securities Commissions in the Designated Provinces by 5:00 o'clock p.m. on the Qualification Deadline including, without limitation, an act of God, war, riot, sabotage, flood, fire or other like event or any general strike or lockout of the Securities Commissions in any of the Designated Provinces, but for greater certainty does not include any administrative action or inaction by any of such Securities Commissions.

"EXCHANGEABLE SHARES" means the fully paid and non-assessable exchangeable non-voting shares without nominal or par value in the capital of the Corporation, as currently constituted;

"EXERCISE DATE" means, with respect to any Warrant, the date during the Exercise Period on which such Warrant is surrendered for exercise or the date upon which such Warrant is automatically exercised, in each case, in accordance with the provisions of Article Five;

"EXERCISE PERIOD" means, with respect to any Warrant, the period beginning on the Business Day following the date on which Transaction Approval is obtained and ending at the Time of Expiry;

"EXPIRY DATE" means, in respect of a Designated Province, the date that is the first to occur of (i) the sixth Business Day following the Clearance Date and
(ii) the first anniversary of the Closing Date;

"EXTRAORDINARY RESOLUTION" has the meaning ascribed thereto in Section 8.11;

"FINAL PROSPECTUS" means the (final) prospectus of the Corporation relating to the distribution of the Underlying Shares;

"INTEREST AMOUNT" means, at any time and with respect to the determination of the Redemption Amount:

     (a) if at such time all of the Net Proceeds remain in escrow with the Trustee pursuant to Article Three hereof:

          (i) interest on the Purchase Price in an amount equal to (a) the aggregate interest or other return actually earned (expressed as a dollar amount) on the Permitted Investments in which the Net Proceeds were invested during the Redemption Period divided by
               (b) 8,687,500 plus;

          (ii) interest on the Purchase Price in an amount equal to (A) the weighted average annual interest rate or other annual rate of return (expressed as a percentage) applicable to the Permitted Investments in which the Net Proceeds were invested during the Redemption Period multiplied by (B) the Underwriters' Fees and Expenses, which product shall then be multiplied by (C) the number of days in the Redemption Period, which resulting product shall then be divided by (D) 365, which quotient shall be then divided by (E) 8,687,500; and

     (b) if at such time less than all of the Net Proceeds remain in escrow pursuant to Article Three hereof, interest on the Purchase Price in an amount equal to (A) the annual interest rate applicable to that Government of Canada treasury bill which could have been purchased on the Closing Date with an original term to maturity which most closely approximates the Redemption Period multiplied by (B) the Aggregate Purchase Price, which product shall then be multiplied by (C) the number of days in the Redemption Period, which resulting product shall then be divided by (D) 365, which quotient shall then be divided by
          (E) 8,687,500;

"MINDSCAPE ACQUISITION" means the acquisition of Mindscape, Inc. and certain affiliates contemplated by that certain stock purchase agreement dated as of March 5, 1998 between TLC, Mindscape Holding Company, Pearson Overseas Holding, Ltd. and Pearson Netherlands, B.V.;

"NET PROCEEDS" means the Aggregate Purchase Price less the Underwriters' Fees and Expenses, such Net Proceeds being $190,002,000;

"NOTICE DATE" has the meaning ascribed thereto in subsection 3.04(1);

"PERMITTED INVESTMENTS" means Government of Canada treasury bills or such other investments rated at least R1 middle by DBRS Inc. and having an original term to maturity of 120 days or less;

"PERSON" includes an individual, a corporation, a partnership, a trustee, any unincorporated organization or any other juridical entity and words importing persons have a similar meaning;

"PURCHASE PRICE" has the meaning ascribed thereto in Section 2.01;

"QUALIFICATION DEADLINE" means July 10, 1998 or such later date as may be agreed upon in writing by the Corporation and the Underwriters and notified to the Trustee and the Warrantholders;

"REDEMPTION AMOUNT" means an amount per Warrant equal to the Purchase Price plus the Interest Amount;

"REDEMPTION PERIOD" means the period from the Closing Date to but excluding the first date of mailing by the Trustee of a cheque or bank draft in payment of the Redemption Amount pursuant to subsection 3.04(1);

"RELEASE CERTIFICATE" means a certificate and request for payment substantially in the form of Schedule B hereto, executed and delivered to the Trustee by the Corporation and by Griffiths McBurney & Partners on behalf of the Underwriters;

"SECURITIES COMMISSIONS" means, collectively, the securities commission or comparable securities regulatory authority in each of the Designated Provinces and "SECURITIES COMMISSION" means any such authority;

"SECURITIES LAWS" means, collectively, the applicable securities laws of each of the Designated Provinces and the respective regulations and rules made and forms prescribed thereunder together with all applicable published policy statements and blanket orders and rulings of the Securities Commissions;

"SHAREHOLDER" means a holder of record on the books of the Corporation of one or more Exchangeable Shares;

"SUBSCRIPTION AGREEMENTS" means, collectively, the subscription agreements or other agreements entered into between the Corporation, the Underwriters and each Warrantholder pursuant to which the Warrantholders agree to purchase Warrants from the Corporation;

"SUCCESSOR" has the meaning ascribed thereto in Section 9.02;

"THIS WARRANT INDENTURE", "THIS INDENTURE", "HEREIN", "HEREBY" and similar expressions mean and refer to this indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "ARTICLE", "SECTION", "SUBSECTION" and "CLAUSE" followed by a number mean and refer to the specified Article, Section, subsection or clause of this Indenture;

"TIME OF EXPIRY" means 5:00 p.m. (local time) on the Expiry Date;

"TLC" means The Learning Company, Inc., a corporation organized and existing under the State of Delaware, United States of America;

"TLC COMMON STOCK" means the Common Stock, US$0.01 par value per share, of TLC;

"TRANSACTION APPROVAL" means all such consents and approvals necessary to ensure that the rights and benefits of the holders of Underlying Shares are substantially equivalent to the rights and benefits of the holders of the existing Exchangeable Shares (subject to the securities laws of the United States); provided that, for greater certainty, Transaction Approval shall not include the filing of, or the obtaining of a receipt for, the Final Prospectus;

"TRIGGERING EVENT" has the meaning ascribed thereto in Section 4.01;

"TRUSTEE" means CIBC Mellon Trust Company, a corporation incorporated under the laws of Canada, or its successors for the time being in the trusts hereby created;

"UNDERLYING SHARES" means the Exchangeable Shares issuable upon the exercise or deemed exercise of the Warrants, including any other shares, securities or property issuable upon the exercise of the Warrants as a result of any adjustment of exercise rights pursuant to Section 2.13 and 2.14;

"UNDERWRITERS" means, collectively, Griffiths McBurney & Partners and First Marathon Securities Limited;

"UNDERWRITERS' FEES AND EXPENSES" means the fee of $7,923,000 together with the Underwriters' estimated expenses in the amount of $150,000, paid to the Underwriters by the Corporation in connection with the issue and sale of the Warrants, being the aggregate amount of $8,073,000;

"UNDERWRITING AGREEMENT" means the underwriting agreement dated March 12, 1998 between the Corporation, The Learning Company, Inc. and the Underwriters;

"U.S. SECURITIES LAWS" means, collectively, the applicable federal and state securities laws of the United States of America and the rules and regulations promulgated thereunder, and including without limitation the Securities Act of 1933, as amended.

"WARRANT CERTIFICATES" has the meaning ascribed thereto in subsection 2.02(1);

"WARRANTHOLDER" or "HOLDER" means a person whose name is entered for the time being in the register maintained pursuant to clause 2.08(2)(a) and, for greater certainty, in respect of any action to be taken by a holder in respect of his Warrants, means the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by instrument in writing in form, substance and execution satisfactory to the Trustee with signatures guaranteed by a Canadian chartered bank, a Canadian trust company or a member firm of The Toronto Stock Exchange;

"WARRANTHOLDERS' REQUEST" means an instrument signed in one or more counterparts by Warrantholders holding in the aggregate not fewer than 25% of the then outstanding Warrants, requesting the Trustee to take some action or proceeding specified therein;

"WARRANTS" means the special warrants of the Corporation entitling registered holders thereof upon exercise thereof in accordance herewith to acquire Underlying Shares; and

"WRITTEN ORDER OF THE CORPORATION", "WRITTEN REQUEST OF THE CORPORATION", "WRITTEN CONSENT OF THE CORPORATION", "CERTIFICATE OF THE CORPORATION" and any other document required to be signed by the Corporation means, respectively, a written order, request, consent, certificate or other document signed in the name of the Corporation by any one of the chairman of the board, the vice-chairman of the board, the president or a vice-president of the Corporation, and may consist of one or more instruments so executed.

SECTION 1.02 - NUMBER AND GENDER

                  Unless elsewhere herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

SECTION 1.03 - INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

                  The division of this Indenture into Articles, Sections, subsections and clauses, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

SECTION 1.04 - BUSINESS DAY

          In the event that any day on or before which any action is required or permitted to be taken hereunder is not a Business Day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a Business Day.

SECTION 1.05 - TIME OF THE ESSENCE

          Time shall be of the essence in all respects in this Indenture and the Warrants.

SECTION 1.06 - APPLICABLE LAW

          This Indenture and the Warrants shall be governed by and construed and enforced in accordance with the laws of Ontario and shall be treated in all respects as Ontario contracts.

SECTION 1.07 - SEVERABILITY

          The invalidity or unenforceability of any particular provision of this Indenture shall not affect or limit the validity or enforceability of the remaining provisions of this Indenture.


                                   ARTICLE TWO

                                ISSUE OF WARRANTS

SECTION 2.01 - ISSUE OF WARRANTS

          8,687,500 Warrants entitling the holders thereof to acquire, on the terms and subject to the conditions herein provided, 8,687,500 Exchangeable Shares (or, in the circumstances described in Article Four, 9,295,625 Exchangeable Shares), or such other kind and amount of Underlying Shares as may be herein provided, are hereby created and authorized to be issued hereunder upon the terms and conditions set forth herein at a purchase price of $22.80 per Warrant (the "Purchase Price"). Certificates evidencing the Warrants shall be executed by the Corporation and certified by or on behalf of the Trustee upon the written order of the Corporation and delivered by the Corporation in accordance with Sections 2.03 and 2.04 against payment of the Aggregate Purchase Price.

SECTION 2.02 - FORM AND TERMS OF WARRANTS

(1) The certificates representing the Warrants (the "Warrant certificates") shall be substantially in the form set out in Schedule A hereto, shall be dated as of the date hereof (regardless of their actual date of issue) and shall have such distinguishing letters and numbers as the Corporation may prescribe with the approval of the Trustee. Warrant certificates may be engraved, lithographed, printed or typewritten or partly in one form and partly in another, as the Corporation with the approval of the Trustee may determine.

(2) Each Warrant authorized to be issued hereunder shall entitle the holder thereof to acquire (subject to subsection 5.01(2)), at no additional cost, one Exchangeable Share (or, in the circumstances described in Article Four, 1.07 Exchangeable Shares) or such other kind and amount of Underlying Shares as may be provided in accordance with the provisions of this Indenture.

(3)       Fractional Warrants shall not be issued or otherwise provided for.

(4) Any legends to be typed onto the Warrant certificates or the Underlying Shares shall be typed thereon in accordance with the provisions of this Indenture upon the written direction of the Corporation. The Trustee and the Corporation have no duty to ensure that the Warrantholders comply with the provisions of any such legend.

(5) All Warrant certificates shall have typed thereon the following legend:

          "This Special Warrant, the Exchangeable Shares issuable upon exercise hereof and the shares of Common Stock, par value US$0.01 per share, of The Learning Company, Inc. (the "Common Stock") issuable upon exchange of the Exchangeable Shares have not been registered under the Securities Act of 1933, as amended, of the United States of America (the "U.S. Securities Act"); the Special Warrant, the Exchangeable Shares and the Common Stock may not be offered, sold or otherwise transferred within the United States or to, or for the account or benefit of, any U.S. person (as such terms are defined in Regulation S promulgated under the U.S. Securities Act) unless such offer, sale or transfer is covered by or made pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an exemption from registration under the U.S. Securities Act, nor may any Special Warrant or Exchangeable Share be offered, sold or otherwise transferred within the United States or to, or for the account or benefit of, any U.S. person unless the issuance of the Common Stock is registered under an effective registration statement under the U.S. Securities Act or an exemption from registration under the U.S. Securities Act is available for the exchange of the Exchangeable Shares. Any holder that surrenders the Special Warrant for Exchangeable Shares or the Exchangeable Shares in exchange for Common Stock prior to effectiveness of a registration statement filed under the U.S. Securities Act covering such exercise or exchange, or availability of an exemption from registration under the U.S. Securities Act, must certify that the holder is not a U.S. person and that the Special Warrants are not being exercised and the Exchangeable Shares are not being exchanged on behalf of a U.S. person."

SECTION 2.03 - SIGNING OF WARRANT CERTIFICATES

          The Warrant certificates shall be signed by any of the chairman, chief executive officer, president, secretary or a vice-president of the Corporation and may but need not be under the corporate seal of the Corporation or a reproduction thereof. The signature of such officer may be mechanically reproduced in facsimile and Warrant certificates bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such officer. Notwithstanding that the person whose manual or facsimile signature appears on any Warrant certificate as such officer may no longer hold office at the date of issue of such Warrant certificate or at the date of certification or delivery thereof, any Warrant certificate signed as aforesaid shall, subject to Section 2.04, be valid and binding upon the Corporation and the registered holder thereof shall be entitled to the benefits of this Indenture.

SECTION 2.04 - CERTIFICATION BY THE TRUSTEE

(1) No Warrant certificate shall be issued or, if issued, shall be valid for any purpose or entitle the registered holder to the benefit hereof or thereof until it has been certified by manual signature by or on behalf of the Trustee in the form of the Warrant certificate set out in Schedule A and such certification by the Trustee upon any Warrant certificate shall be conclusive evidence as against the Corporation that the Warrant certificate so certified has been duly issued hereunder and the holder is entitled to the benefits hereof.

(2) The certification of the Trustee on Warrant certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Warrants (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration therefor except as otherwise specified herein.

SECTION 2.05 - WARRANTHOLDER NOT A SHAREHOLDER, ETC.

          The holding of a Warrant shall not be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder nor entitle the holder to any right or interest in respect thereof except as expressly provided herein and in the Warrants.

SECTION 2.06 - ISSUE IN SUBSTITUTION FOR LOST WARRANT CERTIFICATES

(1) In the case where any Warrant certificate shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law and subsection 2.06(2), shall issue and thereupon the Trustee shall certify and deliver a new Warrant certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Warrant certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant certificate, and the substituted Warrant certificate shall be in a form approved by the Trustee and shall entitle the holder to the benefits hereof and shall rank equally in accordance with its terms with all other Warrant certificates issued or to be issued hereunder.

(2) The applicant for the issue of a new Warrant certificate pursuant to this Section 2.06 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall furnish to the Corporation and to the Trustee, as a condition precedent to the issue thereof, such evidence of ownership and of the loss, destruction or theft of the Warrant certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Trustee in their sole discretion, and such applicant may also be required to furnish an indemnity bond or security in amount and form satisfactory to the Corporation and the Trustee in their sole discretion and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

SECTION 2.07 - WARRANTS TO RANK PARI PASSU

          All Warrants shall rank pari passu, whatever may be the actual date of issue of Warrant certificates evidencing the same.

SECTION 2.08 - REGISTERS FOR WARRANTS

(1) The Corporation hereby appoints the Trustee as transfer agent and registrar of the Warrants. The Corporation may appoint hereafter, with the consent of the Trustee, one or more additional transfer agents and/or registrars of the Warrants.

(2) The Corporation shall cause to be kept by the Trustee at its principal office in the City of Toronto (a) a register of Warrantholders in which shall be entered the names and addresses of the Warrantholders and of the number of Warrants held by them and (b) a register of transfers of Warrants in which shall be entered the date and other particulars of each transfer of Warrants.

(3)       No transfer of a Warrant shall be valid unless made by:

     (a) the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee with signatures guaranteed by a Canadian chartered bank, a Canadian trust company or a member firm of The Toronto Stock Exchange; or

     (b) the liquidator of, or a trustee in bankruptcy for, a Warrantholder, upon compliance with such reasonable requirements as the Trustee and the Corporation may prescribe (including, without limitation, the requirement to provide evidence of satisfactory compliance with applicable Securities Laws), and unless recorded on the register of transfers maintained by the Trustee pursuant to clause 2.08(2)(b), nor until all stamp taxes or governmental or other charges arising by reason of such transfer have been paid.

(4) In all cases, no transfer of a Warrant shall be valid if made to, and no Warrant may be transferred to, a person resident in any Province of Canada other than a Designated Province. In addition, no transfer of a Warrant shall be valid, and no Warrant may be transferred, unless at the time of surrender, the Warrantholder agrees that if such transfer is prior to effectiveness of a registration statement filed under the U.S. Securities Act covering the exercise of the Warrants for Underlying Shares and the exchange of the Underlying Shares for TLC Common Stock, or in each case an exemption from registration under the U.S. Securities Act is available, the Warrantholder will certify that the Warrantholder is not a U.S. person and that the Warrants are not being transferred on behalf of a U.S. person.

SECTION 2.09 - TRANSFEREE ENTITLED TO REGISTRATION

          The transferee of a Warrant shall be entitled to have his name entered on the register of holders as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities of which the Corporation or the transferee is required to take notice by statute or by order of a court of competent jurisdiction after the transfer form attached to the Warrant and any other form of transfer acceptable to the Trustee (which may include the obligation of the transferee to provide representations and warranties equivalent to those contained in Schedule C of the Subscription Agreements) is duly completed and the Warrant is lodged with the Trustee and upon compliance with all other conditions in that regard required by this Indenture or by law.

SECTION 2.10 - REGISTERS OPEN FOR INSPECTION

          The registers hereinbefore referred to shall be open during normal business hours for inspection by the Corporation, the Trustee or any Warrantholder. The Trustee shall furnish the Corporation with a list of the names and addresses of holders of Warrants entered in the register of holders kept by the Trustee and showing the number of Underlying Shares that might be acquired upon the exercise of the Warrants held by each such holder from time to time when requested to do so in writing by the Corporation.

SECTION 2.11 - EXCHANGE OF WARRANTS

(1) Warrant certificates may be exchanged for Warrant certificates in any other authorized denomination representing in the aggregate the same number of Warrants upon compliance with the reasonable requirements of the Trustee. The Corporation shall sign and the Trustee shall certify, in accordance with Sections 2.03 and 2.04, all Warrant certificates necessary to carry out the exchanges contemplated herein.

(2) Warrant certificates may be exchanged only at the principal office of the Trustee in the City of Toronto or at any other place that is designated by the Corporation with the approval of the Trustee. Any Warrant certificates tendered for exchange shall be surrendered to the Trustee and cancelled.

(3) No charge will be levied by the Corporation or the Trustee upon a presenter of a Warrant certificate pursuant to this Indenture for the transfer of any Warrant or for the exchange of any Warrant certificate, however reimbursement of the Trustee or the Corporation for any and all taxes or governmental or other charges required to be paid shall be made by the person requesting such exchange as a condition precedent to such exchange.

SECTION 2.12 - OWNERSHIP OF WARRANTS

          The Corporation and the Trustee shall deem and treat the registered holder of any Warrant certificate as the absolute owner of the Warrant represented thereby for all purposes, and the Corporation and the Trustee shall not be affected by any notice or knowledge to the contrary except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction. A Warrantholder shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Warrantholder of Underlying Shares pursuant to such Warrant shall be a good discharge to the Corporation and the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.

SECTION 2.13 - ADJUSTMENT OF EXERCISE RIGHTS

          Subject to Sections 2.14 and 2.15, if at any time after the date hereof and prior to the Time of Expiry, and provided any Warrants remain outstanding, there shall occur:

     (a) a reclassification of the Exchangeable Shares outstanding at any time or a change of the Exchangeable Shares into other shares or securities or a subdivision or consolidation of the Exchangeable Shares into a greater or lesser number of shares or any other capital reorganization;

     (b) a consolidation, amalgamation or merger of the Corporation with or into any other person (other than a consolidation, amalgamation or merger that does not result in any reclassification of the outstanding Exchangeable Shares or a change of the Exchangeable Shares into other shares or securities);

     (c) a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity; or

     (d) an issue or distribution to the holders of all or substantially all the Corporation's outstanding Exchangeable Shares of securities of the Corporation, including rights, options or warrants to acquire Exchangeable Shares, or securities convertible into or exchangeable for Exchangeable Shares or any property or assets and any evidences of indebtedness, excluding dividends (other than stock dividends) or other distributions made in the ordinary course by the Corporation and excluding securities issued pursuant to a stock option or stock purchase plan of the Corporation or other stock acquisition arrangements of the Corporation in effect as of the date hereof, any of such events being called a "Capital Reorganization", the holder of any Warrant who thereafter shall exercise his right to acquire Underlying Shares shall be entitled to receive, and shall accept for no extra cost, in lieu of the number of Underlying Shares that he was theretofore entitled upon such exercise, the kind and amount of Exchangeable Shares or other shares, securities or property which such holder would have received had he been the registered holder of the Underlying Shares in respect of his Warrants on such effective date or record date, as the case may be. If determined appropriate by the Corporation, acting reasonably, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth hereinafter in this Article Two with respect to the rights and interests thereafter of Warrantholders with the result that the provisions set forth hereinafter in this Article Two shall thereafter correspondingly be made applicable as nearly as may be reasonably possible in relation to any other shares, securities or property thereafter deliverable upon the exercise of any Warrant. Any such adjustments shall be made by and set forth in an indenture supplemental hereto approved by the directors and the Trustee and shall for all purposes be conclusively deemed to be an appropriate adjustment absent manifest error.

SECTION 2.14 - ADJUSTMENT RULES

(1) The adjustments provided for in Section 2.13 are cumulative and shall apply (without duplication) to successive Capital Reorganizations or other events resulting in any adjustment under the provisions of Section 2.13 provided that, notwithstanding any other provision of this Article Two, no adjustment shall be made in the number of Underlying Shares that may be acquired on the exercise of a Warrant unless it would result in a change of at least one one-hundredth of an Underlying Share (provided, however, that any adjustments that by reason of this subsection 2.14(1) are not required to be made shall be carried forward and taken into account in any subsequent adjustment).

(2) If any question shall arise with respect to the adjustments provided for in this Article Two, such question, absent manifest error and subject to the prior consent of The Toronto Stock Exchange, shall be conclusively determined by a firm of chartered accountants appointed by the Corporation (who may be the Corporation's auditors) and acceptable to the Trustee, acting reasonably; such chartered accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, the Trustee and the Warrantholders, absent manifest error. In the event that any such determination is made, the Corporation shall deliver a certificate to the Trustee describing such determination and confirming such consent.

(3) No adjustment in the number of Underlying Shares that may be acquired upon exercise of a Warrant shall be made in respect of any event described in
Section 2.13 if Warrantholders are entitled to participate in such event on the same terms mutatis mutandis as if Warrantholders had exercised their Warrants prior to or on the effective date or record date of such event, such participation being subject to the prior consent of The Toronto Stock Exchange.

(4) In case the Corporation after the date of this Indenture shall take any action affecting the Exchangeable Shares other than an action described in this Article Two, which in the opinion of the directors would materially affect the rights of Warrantholders, the number of Underlying Shares that may be acquired upon exercise of a Warrant shall be adjusted in such manner and at such time, by action of the directors, in their sole discretion as they may determine to be equitable in the circumstances, provided that no such adjustment will be made unless prior approval of The Toronto Stock Exchange and any other stock exchange on which the Exchangeable Shares are listed for trading or quoted has been obtained. Failure of the directors to make such an adjustment shall be prima facie evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(5) If the Corporation shall set a record date to determine the holders of the Exchangeable Shares for the purpose of entitling them to receive any issuance or distribution or for the issuance of any rights, options or warrants and shall thereafter and before such distribution or issuance to such shareholders abandon its plan to make such distribution or issuance, then no adjustment in the number of Underlying Shares that may be acquired upon exercise of any Warrant shall be required by reason of the setting of such record date.

(6) The Corporation shall not be required to issue fractional securities in satisfaction of its obligations hereunder. If any fractional interest in an Underlying Share would, except for the provisions of this subsection, be deliverable upon the exercise of a Warrant, the Corporation shall make a cash payment equal to the fair value of the fraction of such Underlying Share not so issued as determined by the board of directors in its sole discretion, acting reasonably.

SECTION 2.15 - PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT

          As a condition precedent to the taking of any action which would require an adjustment pursuant to Section 2.13, the Corporation shall take any action that, in the opinion of counsel, may be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable all the Underlying Shares that the holders of the Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

SECTION 2.16 - NOTICE OF ADJUSTMENT OF EXERCISE RIGHTS

(1) At least seven days prior to the effective date or record date, as the case may be, of any event that requires or that may require an adjustment in any of the exercise rights pursuant to any of the Warrants, including the number of Underlying Shares that may be acquired upon the exercise thereof, the Corporation shall:

     (a) file with the Trustee a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment; and

     (b) give notice to the Warrantholders of the particulars of such event and, if determinable, the required adjustment.

(2) In case any adjustment for which a notice in subsection 2.16(1) has been given is not then determinable, the Corporation and not the Trustee shall promptly after such adjustment is determinable:

     (a) file a certificate of the Corporation with the Trustee showing how such adjustment was computed; and

     (b)  give notice to the Warrantholders of the adjustment.

(3) The Trustee may act and rely for all purposes upon any certificates and any other documents filed by the Corporation pursuant to this Section 2.16.

SECTION 2.17 - NO DUTY TO INQUIRE, LIABILITY

(1) Except as provided in Section 9.02, the Trustee shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Sections 2.13 and 2.14 or with respect to the nature or extent of any such adjustment when made or with respect to the method employed in making the same.

(2) In case of any adjustment contemplated by Sections 2.13 and 2.14, the Corporation shall:

     (a) be accountable with respect to the validity or value (or the kind or amount) of any securities or property which may at any time be issued or delivered upon the exercise or deemed exercise of any Warrant; and

     (b) be responsible for any failure to make any cash payment or to issue, transfer or deliver security certificates upon the surrender of any Warrant for the purpose of exercise or deemed exercise, or to comply with any of the covenants contained in this Article Two.

                                  ARTICLE THREE

            ESCROW OF NET PROCEEDS AND REDEMPTION OF SPECIAL WARRANTS

SECTION 3.01 - DEPOSIT OF NET PROCEEDS IN ESCROW

          The Corporation hereby deposits the Net Proceeds in escrow with the Trustee, and the Trustee hereby acknowledges receipt thereof. The Corporation hereby irrevocably authorizes and instructs the Trustee to hold and deal with the Net Proceeds in trust for the benefit of the Warrantholders and the Corporation as their respective interests may appear and in accordance with and subject to the provisions of this Article.

SECTION 3.02 - INVESTMENT OF NET PROCEEDS

          The Net Proceeds deposited with the Trustee hereunder, pending any release or application thereof as required in accordance with the provisions of this Article, shall be invested by the Trustee in its name in Permitted Investments in accordance with any written directions of the Corporation from time to time given to the Trustee or, in the absence of any such directions, shall be invested by the Trustee in its name in accordance with Section 10.04.

SECTION 3.03 - RELEASE OF ESCROWED FUNDS TO THE CORPORATION

(1) The Trustee shall release the Escrowed Funds to the Corporation, for the purpose of completing the Mindscape Acquisition, immediately following the execution and delivery to the Trustee by the Corporation and Griffiths McBurney & Partners on behalf of the Underwriters of the Release Certificate.

(2) If the Corporation fails to complete the Mindscape Acquisition within five Business Days following the release of the Escrowed Funds pursuant to subsection 3.03(1), the Corporation shall redeposit such funds in escrow with the Trustee in trust for the benefit of the Warrantholders and the Corporation in accordance with this Article Three. The Trustee shall thereafter release the

Escrowed Funds to the Corporation at any time for the purpose of completing the Mindscape Acquisition in accordance with subsection 3.03(1).

(3) If, on or before the Qualification Deadline, the Escrowed Funds are not released to the Corporation pursuant to subsection 3.03(1), then the Warrants shall be redeemed by the Corporation in accordance with Section 3.04 and the Trustee shall use the Escrowed Funds to effect such redemption in accordance with Section 3.04.

SECTION 3.04 - REDEMPTION OF WARRANTS

(1) If the Corporation fails to complete the Mindscape Acquisition on or prior to the Qualification Deadline, the Corporation shall forthwith after such failure (but in any event within five business days following the Qualification Deadline) give notice thereof to each of the Warrantholders and to the Trustee (the date of such notice being hereafter referred to as the "Notice Date"). Such notice shall specify (i) that the Corporation shall be deemed to have redeemed all of the Warrants on the Notice Date, and that each Warrantholder shall be deemed to have sold his Warrants to the Corporation on the Notice Date and, in connection therewith, to have surrendered his Warrants for cancellation, in each case, for a redemption price per Warrant equal to the Redemption Amount and (ii) that the Trustee shall, not later than three Business Days after the Notice Date, send by ordinary mail to each such Warrantholder, or to such person as such holder may otherwise specify by written notice to the Trustee prior to such mailing, at the address of such holder or, if so specified, of such person, a cheque or bank draft made payable to or to the order of such holder or, if so specified, such person, in an aggregate amount equal to the Redemption Amount for each unexercised Warrant held by such Warrantholder less applicable withholding taxes, if any.

(2) If the Corporation fails to complete the Mindscape Acquisition on or prior to the Qualification Deadline as contemplated by subsection 3.04(1), on the Notice Date the Corporation shall redeem, and shall be deemed to have redeemed, all of the Warrants outstanding on such date and each Warrantholder shall sell, and be deemed to have sold, his Warrants to the Corporation on such date and, in connection therewith, to have surrendered his Warrants for cancellation, in each case, for a redemption price per Warrant equal to the Redemption Amount and, in each case, without any further action on the part of the Corporation or any Warrantholder. Within three Business Days of the Corporation having given the notice contemplated by subsection 3.04(1), the Trustee shall send by ordinary mail to each Warrantholder, or to such person as such holder may otherwise specify by written notice to the Trustee prior to such mailing, at the address of such holder or, if so specified, such person, a cheque or bank draft made payable to or to the order of such holder or, if so specified, such person, in an aggregate amount equal to the Redemption Amount for each unexercised Warrant held by such Warrantholder less applicable withholding taxes, if any. Subject to the Corporation's obligations pursuant to
Section 3.05, the Corporation hereby authorizes and directs the Trustee, and the Trustee is hereby authorized and directed, to use the Escrowed Funds to satisfy all such cheques and/or bank drafts issued in payment of the aggregate Redemption Amount as aforesaid.

(3) Upon such payment and the cheque or bank draft being satisfied at par on presentation, all rights under any Warrant in respect of which such payment has been made will wholly cease and terminate and the Warrant certificate therefor will be void and of no further force or effect.

(4) If a Warrantholder requests that a cheque or bank draft referred to above be made payable to a person other than the registered Warrantholder, the Warrantholder's signature on his written notice to the Trustee specifying such other person should be guaranteed by a Canadian chartered bank, by a trust company or a member firm of The Toronto Stock Exchange.

(5) Any payment made in accordance with these provisions shall, to the extent of the sum represented thereby, satisfy and discharge all liability of the Corporation with respect to such payment, unless the cheque or bank draft is not paid at par on presentation. In the event of non-receipt of any cheque or bank draft by a person to whom it is so sent as aforesaid, or the loss or destruction thereof, the Trustee will issue to such person a replacement cheque or bank draft for like amount upon being furnished with such evidence of non-receipt, loss or destruction and with such indemnity as the Trustee may reasonably require. The balance of the funds held by the Trustee, if any, after any payments referred to above, will be paid to the Corporation not later than 12:00 (noon) (Toronto time) on October 1, 1998.

SECTION 3.05 - CORPORATION TO FUND SHORTFALL

          To the extent that the Escrowed Funds are insufficient to permit the Trustee to pay the aggregate Redemption Amount as aforesaid, the Corporation shall provide to the Trustee within two Business Days of the Notice Date, by certified cheque or bank draft, sufficient funds in sufficient time to permit the Trustee to pay and satisfy the aggregate Redemption Amount as aforesaid.


                                  ARTICLE FOUR

                                TRIGGERING EVENT

SECTION 4.01 - TRIGGERING EVENT

          If for any reason, other than by reason of an Event of Force Majeure (in which case the Clearance Date shall be extended by a period of time equal to the period during which such Event of Force Majeure exists), the Mindscape Acquisition has closed and Transaction Approval has been obtained but (i) the Clearance Date does not occur by 5:00 p.m. (local time) on the Qualification Deadline or (ii) the Corporation is unable to file the Final Prospectus with the Securities Commission of any Designated Province by 5:00 p.m. (local time) on the Qualification

Deadline (each, a "Triggering Event"), the Corporation shall forthwith give notice of that fact to the Trustee and to each of the Warrantholders resident in the relevant Designated Province(s) (non-Canadian resident holders of Warrants being deemed to be resident in the Province of Ontario for this purpose), which notice shall also describe the change in the exercise rights attaching to the Warrants held by such Warrantholders as a result of such Triggering Event.

SECTION 4.02 - CHANGE IN EXERCISE RIGHTS

          Upon the occurrence during the Exercise Period of a Triggering Event with respect to a Designated Province, each Warrant held by a holder resident or deemed resident in such province shall thereafter entitle the holder, without further action being required to be taken hereunder, to acquire (subject to subsection 5.01(2)), at no additional cost, 1.07 Exchangeable Shares or such other kind and amount of Underlying Shares as is herein provided in accordance with the provisions of this Indenture. In such case, but without derogating from the Corporation's obligation to use its reasonable efforts to obtain from each of the Securities Commissions in the Designated Provinces, as soon as practicable, a receipt or similar document for the Final Prospectus, the Exchangeable Shares issued upon the exercise or deemed exercise of the Warrants will be subject to restrictions on the resale thereof in accordance with applicable Securities Laws and U.S. Securities Laws and may bear a legend to such effect.


                                  ARTICLE FIVE

                              EXERCISE OF WARRANTS

SECTION 5.01 - METHOD OF EXERCISE OF WARRANTS

(1) The holder of any Warrant may exercise during the Exercise Period the right thereby conferred on such holder to acquire without further payment (except as provided in subsection 5.01(2)) the Underlying Shares to which such Warrant entitles the holder by surrendering such Warrant to the Trustee at any time during the Exercise Period at its principal stock and bond transfer office in the City of Toronto (or at such additional place or places as may be decided by the Corporation from time to time with the approval of the Trustee) with a duly completed and executed exercise form substantially in the form set out in the Warrant certificate. A Warrant with the duly completed and executed exercise form shall be deemed to be surrendered only upon personal delivery thereof to, or if sent by mail or other means of transmission upon actual receipt thereof by, the Trustee.

(2) Any exercise form referred to in subsection 5.01(1) shall be signed by the Warrantholder. If any of the Underlying Shares issuable upon the exercise of Warrants by a holder are to be issued to a person or persons other than the Warrantholder, the signatures set out in the exercise form referred to in subsection 5.01(1) shall be guaranteed by a Canadian chartered bank, a Canadian trust company or a member firm of The Toronto Stock Exchange and the Warrantholder shall pay to the Corporation or the Trustee all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing Underlying Shares unless or until such Warrantholder shall have paid to the Corporation or the Trustee on behalf of the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no such tax is due. The exercise form attached to the Warrant certificate shall be completed to specify the person or persons in whose name or names the Underlying Shares to be issued upon exercise are to be registered, such person's or persons' address or addresses and the number of Underlying Shares to be issued to each person if more than one is so specified.

SECTION 5.02 - AUTOMATIC EXERCISE

(1) If at the Time of Expiry the holder of a Warrant certificate has not exercised his right to acquire Underlying Shares during the Exercise Period in accordance with the provisions of Section 5.01, the Warrants held by such Warrantholder shall be deemed to have been exercised by such Warrantholder, without any further action on the part of such Warrantholder, immediately prior to the expiry of the Exercise Period.

(2) If a Clearance Date occurs during the Exercise Period, the Corporation shall forthwith give notice of such occurrence, together with copies of the receipts for the Final Prospectus, to the Trustee.

(3) As soon as practicable following the automatic exercise of the Warrants pursuant to this Section 5.02, the Trustee shall notify each of the holders of such Warrants as have been automatically exercised to the effect that such Warrants have been automatically exercised and that the holders thereof have acquired the Underlying Shares and shall be entered in the relevant register(s) of holders of Underlying Shares, in each case, effective as at the Expiry Time, and shall receive certificates for the Underlying Shares to which they have become entitled.

SECTION 5.03 - EFFECT OF EXERCISE OF WARRANTS

(1)       Upon compliance by the Warrantholder with the provisions of Section
5.01 or the automatic exercise of the Warrants pursuant to Section 5.02, the Underlying Shares issuable upon the exercise of the Warrants shall be deemed to have been issued and the person to whom such Underlying Shares are to be issued shall be deemed to have become the holder of record of such Underlying Shares on the Exercise Date unless the transfer registers of the Corporation for the Exchangeable Shares shall be closed on such date, in which case the Underlying Shares subscribed for shall be deemed to have been issued and such person shall be deemed to have become the holder of record of such Underlying Shares on the date on which such transfer registers are reopened.

(2) Forthwith following the due exercise by a Warrantholder of Warrants in accordance with Section 5.01 or the automatic exercise of the Warrants pursuant to Section 5.02, the Trustee shall deliver to the Corporation a notice setting out the particulars of the Warrants exercised, the person in whose name the Underlying Shares are to be issued and the address of such person.

(3) Within three Business Days of receipt of the notice referred to in subsection 5.03(2), the Corporation shall cause to be mailed to the person in whose name the Underlying Shares issuable upon the exercise of the Warrants are to be issued, as specified in the exercise form completed on the Warrant, at the address specified therein, or, if so specified in such exercise form, cause to be delivered to such person at the office of the Trustee where such Warrant was surrendered, or in the event of the automatic exercise of the Warrants pursuant to Section 5.02, to the applicable Warrantholder at his address specified in the register for the Warrants, a certificate or certificates for the Underlying Shares to which the Warrantholder is entitled.

(4) If at the time of any exercise of the Warrants there remain trading restrictions on the Underlying Shares pursuant to applicable Securities Laws or U.S. Securities Laws, the Corporation may, upon the advice of counsel, endorse any certificates representing the Underlying Shares to such effect.

SECTION 5.04 - CANCELLATION OF WARRANT CERTIFICATES

          All Warrant certificates surrendered to the Trustee pursuant to
Section 2.06, 2.09, 2.11 or 5.01 shall be cancelled by the Trustee. All Warrant certificates deemed to have been exercised pursuant to Section 5.02 shall be deemed to have been cancelled by the Trustee. All Warrants represented by Warrant certificates that have been cancelled or have been deemed to have been cancelled pursuant to this Section 5.04 shall be without further force or effect whatsoever.

SECTION 5.05 - NOTICE OF EXTENSION OF QUALIFICATION DEADLINE

          If the Corporation and the Underwriters extend the Qualification Deadline, the Corporation shall forthwith give notice in writing thereof to the Trustee and the Warrantholders.

SECTION 5.06 - LEGEND ON EXCHANGEABLE SHARES

          All certificates representing Exchangeable Shares shall have typed thereon the following legend:

          "The Exchangeable Shares issuable upon exercise of the Special Warrants and the shares of Common Stock, par value U.S.$0.01 per share, of The Learning Company, Inc. (the "Common Stock") issuable upon exchange of the Exchangeable Shares have not been registered under the Securities Act of 1933, as amended, of the United States of America (the "U.S. Securities Act"); the Exchangeable Shares and the Common Stock may not be offered, sold or otherwise transferred within the United States or to, or for the account or benefit of, any U.S. person (as such terms are defined in Regulation S promulgated under the U.S. Securities Act) unless such offer, sale or transfer is covered by or made pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an exemption from registration under the U.S. Securities Act, nor may any Exchangeable Share be offered, sold or otherwise transferred within the United States or to, or for the account or benefit of, any U.S. person unless the issuance of the Common Stock is registered under an effective registration statement under the U.S. Securities Act or an exemption from registration under the U.S. Securities Act is available for the exchange of the Exchangeable Shares. Any holder that surrenders this certificate in exchange for Common Stock prior to effectiveness of a registration statement filed under the U.S. Securities Act covering such exchange or availability of an exemption from registration, must certify that the holder is not a U.S. person."


                                   ARTICLE SIX

                                    COVENANTS

SECTION 6.01 - GENERAL COVENANTS

          The Corporation covenants with the Trustee that so long as any Warrants remain outstanding:

(1) It will at all times maintain its corporate existence and will carry on and conduct its business in accordance with good business practice.

(2) It will send to each Warrantholder copies of all financial statements and other material furnished to the holders of Exchangeable Shares after the date of this Indenture.

(3) It will reserve and there will remain unissued out of its authorized capital a sufficient number of Underlying Shares to satisfy the rights of acquisition provided for herein.

(4) It will cause the Underlying Shares from time to time subscribed for pursuant to the Warrants in the manner herein provided and the certificates representing such Underlying Shares to be duly issued and delivered in accordance with the Warrants and the terms hereof.

(5) All Exchangeable Shares that shall be issued upon exercise of the right to acquire provided for herein shall be issued as fully paid and non-assessable and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.

(6) It shall use its reasonable efforts to obtain, as soon as practicable, Transaction Approval and, as soon as practicable thereafter, it shall use its reasonable efforts to obtain from each of the Securities Commissions in the Designated Provinces a receipt or similar document for the Final Prospectus.

(7) It will use its reasonable efforts to maintain the listing of the Exchangeable Shares on The Toronto Stock Exchange and to ensure that the Exchangeable Shares issuable upon the exercise of the Warrants will be listed and posted for trading on such exchange simultaneously with or as soon as practicable following their issue.

(8) It will use its reasonable best efforts to maintain its status as a reporting issuer (or analogous entity) as set out in paragraph 4(i) of Schedule "A" of the Subscription Agreements and to continue to be in compliance with its obligations under the Securities Laws of such Provinces, without default, from the date hereof up to and including the first anniversary of the Closing Date.

(9) The issue and sale of the Warrants do not and will not result in a breach by the Corporation of, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach by the Corporation of any applicable laws and do not and will not conflict with any of the terms, conditions or provisions of the articles of the Corporation or by-laws or resolutions of the Corporation or any trust indenture, loan agreement or any other agreement or instrument to which the Corporation is a party or by which it is contractually bound on the date hereof.

SECTION 6.02 - NOTICE TO SECURITIES COMMISSIONS

          The Corporation will give written notice of the issue of Underlying Shares pursuant to the exercise of Warrants in such detail as may be required to The Toronto Stock Exchange and to each Securities Commission in each Designated Province in which there is legislation requiring the giving of any such notice.

SECTION 6.03 - TRUSTEE'S REMUNERATION AND EXPENSES

          The Corporation covenants that it will pay to the Trustee the fees agreed to by the Corporation and the Trustee from time to time for the Trustee's services hereunder and will pay or reimburse the Trustee upon its request for all its reasonable expenses and disbursements arising from the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the gross negligence, wilful misconduct or bad faith of the Trustee.

SECTION 6.04 - PERFORMANCE OF COVENANTS BY TRUSTEE

          If the Corporation shall fail to perform any of its covenants contained in this Indenture and the Corporation has not rectified such failure within 15 Business Days after receiving written notice from the Trustee of such failure, the Trustee may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it but shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it. All reasonable sums expended or disbursed by the Trustee in so doing shall be repayable as provided in Section 6.03. No such performance, expenditure or disbursement by the Trustee shall be deemed to relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

SECTION 6.05 - RIGHT TO DIVIDENDS OR DISTRIBUTIONS

          If, during the Exercise Period, the Corporation shall pay any dividend or make any distribution to all or substantially all of the holders of Exchangeable Shares or if the Corporation declares any dividend or provides for any distribution payable to all or substantially all of the holders of Exchangeable Shares of record during that period, Warrantholders who hold any unexercised Warrants on the date of payment or date of record as the case may be shall be entitled to a payment in compensation for the making of such dividend or distribution mutatis mutandis, as if they had exercised their Warrants and acquired Exchangeable Shares thereunder immediately prior to the effective date or record date of the dividend or distribution. For cash dividends, this entitlement shall be satisfied by the payment of such amounts by the Corporation to the holders of the Warrants. For stock dividends or distributions in respect of which an adjustment can be made in the number of Exchangeable Shares to be delivered to the Warrantholder upon exercise of Warrants pursuant to paragraph sections 2.13 and 2.14, this entitlement shall be satisfied by such an adjustment.

                                  ARTICLE SEVEN

                                   ENFORCEMENT

SECTION 7.01 - SUITS BY WARRANTHOLDERS

          All or any of the rights conferred upon a Warrantholder by the terms of the Warrants held by such Warrantholder and/or this Indenture may be enforced by such Warrantholder by appropriate legal proceedings, but subject to the rights that are hereby conferred upon the Trustee and subject to the provisions of Section 8.10.

SECTION 7.02 - IMMUNITY OF SHAREHOLDERS, ETC.

          The Trustee and, by the acceptance of the Warrant certificates and as part of the consideration for the issue of the Warrants, the Warrantholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in his capacity as an incorporator or any past, present or future shareholder or other securityholder, director, officer, employee or agent of the Corporation for the creation and issue of the Underlying Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Corporation herein or in the Warrant certificates contained. The foregoing, with respect to the officers and directors of the Corporation, shall be subject to rights of action for rescission or damages which Warrantholders may have pursuant to applicable Securities Laws.

SECTION 7.03 - LIMITATION OF LIABILITY

          The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the directors or shareholders of the Corporation or any of the past, present or future directors or shareholders of the Corporation or any of the past, present or future officers, employees or agents of the Corporation. Only the property of the Corporation shall be bound in respect hereof.


                                  ARTICLE EIGHT

                           MEETINGS OF WARRANTHOLDERS

SECTION 8.01 - RIGHT TO CONVENE MEETINGS

          The Trustee may at any time and from time to time, and shall on receipt of a written request of the Corporation or of a Warrantholders' Request, convene a meeting of the Warrantholders provided that the Trustee is indemnified and funded to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders' Request against the costs, charges, expenses and liabilities that may be incurred in connection with the calling and holding of such meeting. If within five Business Days after the receipt of a written request of the Corporation or a Warrantholders' Request and funding and indemnity given as aforesaid the Trustee fails to give the requisite notice specified in Section 8.02 to convene a meeting, the Corporation or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto or at such other place as may be approved by the Trustee.

SECTION 8.02 - NOTICE

          At least 15 days' prior notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided for in Section 11.01 and a copy of such notice shall be delivered to the Trustee unless the meeting has been called by it and to the Corporation unless the meeting has been called by it. Such notice shall state the time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter. It shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article Eight. The notice convening any such meeting may be signed by an appropriate officer of the Trustee or of the Corporation or the person designated by such Warrantholders, as the case may be.

SECTION 8.03 - CHAIR

          The Trustee may nominate in writing an individual to be Chair of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall appoint an individual present to be Chair.

SECTION 8.04 - QUORUM

          Subject to the provisions of Section 8.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or represented by proxy and holding at least 10% of the aggregate number of Warrants then unexercised and outstanding, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Warrantholders shall not be present within one half-hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week at the same time and place to the extent possible and, subject to the provisions of Section 8.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not hold at least 10% of the aggregate number of Warrants then unexercised and outstanding. No business shall be transacted at any meeting unless a quorum is present at the commencement of business.

SECTION 8.05 - POWER TO ADJOURN

          The Chair of any meeting at which a quorum of the Warrantholders is present, with the consent of the meeting, may adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

SECTION 8.06 - SHOW OF HANDS

          Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the Chair that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

SECTION 8.07 - POLL AND VOTING

          On every extraordinary resolution, and when demanded by the Chair or by one or more of the Warrantholders acting in person or by proxy on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the Chair shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on a poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Warrant that he (or the Warrantholder appointing him as proxy) holds. A proxyholder need not be a Warrantholder. The Chair of any meeting shall be entitled to vote, both on a show of hands and on a poll, in respect of any Warrants held or represented by him.

SECTION 8.08 - REGULATIONS

          Subject to the provisions of this Indenture, the Trustee or the Corporation with the approval of the Trustee from time to time may make and vary such regulations as it shall consider necessary or appropriate:

     (a) for the deposit of instruments appointing proxies at such place and time as the Trustee, the Corporation or the Warrantholders convening the meeting, as the case may be, may direct in the notice convening the meeting;

     (b) for the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or telecopied before the meeting to the Corporation or to the Trustee at the place where the meeting is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

     (c)  for the form of the instrument of proxy; and

     (d) generally for the calling of meetings of Warrantholders and the conduct of business thereat.

          Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 8.09), shall be Warrantholders or persons holding proxies of Warrantholders.

SECTION 8.09 - CORPORATION, TRUSTEE AND COUNSEL MAY BE REPRESENTED

          The Corporation and the Trustee, by their respective employees, directors and officers, and the counsel for each of the Corporation, the Warrantholders and the Trustee may attend any meeting of the Warrantholders and speak thereto but shall have no vote as such.

SECTION 8.10 - POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION

          In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall have the power, exercisable from time to time by extraordinary resolution:

     (a) to agree with the Corporation to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders and/or the Trustee in its capacity as Trustee hereunder (subject to the consent of the Trustee) or on behalf of the Warrantholders against the Corporation whether such rights arise under this Indenture or the Warrants or otherwise, except that a change in the Purchase Price of the Warrants shall not be binding upon a Warrantholder who does not consent thereto;

     (b) to amend or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

     (c) to direct or authorize the Trustee, subject to receipt of funding and indemnity, to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

     (d) to waive and direct the Trustee to waive any default on the part of the Corporation in complying with any provisions of this Indenture or the Warrants, either unconditionally or upon any conditions specified in such extraordinary resolution;

     (e) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders, except for a suit or action against the Corporation to compel payment to a Warrantholder in respect of monies owing to him in accordance with the provisions of Section 6.05;

     (f) to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith, except for a suit or action against the Corporation to compel payment to a Warrantholder in respect of monies owing to him in accordance with the provisions of Section 6.05; and

     (g)  to remove the Trustee and appoint a successor trustee.

SECTION 8.11 - MEANING OF EXTRAORDINARY RESOLUTION

(1) The expression "extraordinary resolution" when used in this Indenture means, subject to this Section 8.11 and Section 8.14, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article Seven at which there are present in person or represented by proxy Warrantholders holding at least 25% of the aggregate number of then outstanding unexercised Warrants and passed by the affirmative votes of Warrantholders holding not less than 66 2/3% of the aggregate number of the then outstanding unexercised Warrants represented at the meeting and voted on the poll upon such resolution.

(2) If, at any meeting called for the purpose of passing an extraordinary resolution, Warrantholders holding at least 25% of the aggregate number of then outstanding unexercised Warrants are not present in person or by proxy within one half-hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than four or more than 10 Business Days later, and to such place and time as may be appointed by the Chair. Not less than three Business Days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided in Article Eleven. Such notice shall state that at the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 8.11(1) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Warrantholders holding at least 25% of the aggregate number of then outstanding unexercised Warrants are not present in person or represented by proxy at such adjourned meeting.

(3) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

SECTION 8.12 - POWERS CUMULATIVE

          It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such powers or combination of powers then or thereafter from time to time.

SECTION 8.13 - MINUTES

          Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the reasonable expense of the Corporation and any such minutes, if signed by the Chair of the meeting at which such resolutions were passed or proceedings held or by the Chair of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

SECTION 8.14 - INSTRUMENTS IN WRITING

                  All actions that may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article Eight also may be taken and exercised by Warrantholders holding at least 66 2/3% of the aggregate number of then outstanding unexercised Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

SECTION 8.15 - BINDING EFFECT OF RESOLUTIONS

          Every resolution and every extraordinary resolution, subject to subsection 8.10(a), passed in accordance with the provisions of this Article Eight at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 8.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing. In the case of an instrument in writing, the Trustee shall give notice in the manner contemplated in Section
11.01 of the effect of the instrument in writing to all Warrantholders and the Corporation as soon as is reasonably practicable.

SECTION 8.16 - HOLDINGS BY THE CORPORATION OR SUBSIDIARIES
                  OF THE CORPORATION DISREGARDED

          In determining whether Warrantholders holding the required number of outstanding Warrants are present at a meeting of Warrantholders for the purpose of determining a quorum or the number of holders who have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Indenture, Warrants owned legally or beneficially by the Corporation or any associate or affiliate (as those terms are defined in the Securities Act (Ontario)) of the Corporation shall be disregarded. The Trustee shall be protected in acting and relying upon a certificate of the Corporation, to be provided on request of the Trustee, detailing the exact registration of any Warrants owned legally or beneficially by the Corporation or any associate or affiliate thereof.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 9.01 - SUPPLEMENTAL INDENTURES

          Subject to the provisions of this Indenture, from time to time the Corporation and the Trustee may execute and deliver and, when so directed by this Indenture, they shall execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

     (a)  setting forth adjustments in the application of Article Two;

     (b) adding to the provisions hereof such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, provided that the same, in the opinion of the Trustee relying on the opinion of counsel, are not prejudicial to the interests of the Warrantholders as a group;

     (c) giving effect to any extraordinary resolution passed as provided in Article Eight;

     (d) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Trustee relying on the opinion of counsel, prejudicial to the interests of the Warrantholders as a group;

     (e) adding to or amending the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrants and making any modification in the forms of the Warrant certificates that does not affect the substance thereof;

     (f) making any additions to, deletions from or alterations to the provisions of this Indenture which, in the opinion of the Trustee relying on the advice of counsel, do not materially and adversely affect the interests of the Warrantholders and are necessary or advisable in order to incorporate, reflect or comply with any Applicable Legislation; and

     (g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Trustee relying on the opinion of counsel, the rights of the Trustee and of the Warrantholders as a group are not prejudiced thereby.

SECTION 9.02 - SUCCESSOR CORPORATIONS

          In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another person (a "successor"), forthwith following the occurrence of such event the successor resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee relying on the advice of counsel and executed and delivered to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Corporation and, in any event, shall be bound by the provisions hereof and all obligations for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Corporation.


                                   ARTICLE TEN

                             CONCERNING THE TRUSTEE

SECTION 10.01 - TRUST INDENTURE LEGISLATION

(1) In this Article, the term "Applicable Legislation" means the provisions, if any, of the Business Corporations Act (Ontario) and any other statute of Ontario or Canada and of regulations under any such named or other statute relating to trust indentures and/or to the rights, duties and obligations of trustees and of corporations under trust indentures to the extent that such provisions are at the time in force and applicable to this Indenture.

(2) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(3) The Corporation and the Trustee agree that at all times in relation to this Indenture and any action to be taken hereunder each will observe and comply with and be entitled to the benefit of Applicable Legislation.

SECTION 10.02 - RIGHTS AND DUTIES OF TRUSTEE

(1) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise the degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Trustee from, or require any other person to indemnify the Trustee against, liability for its own gross negligence, wilful misconduct or bad faith.

(2) Subject only to subsection 10.02(1), the Trustee shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Corporation under this Indenture unless and until it shall have received a Warrantholders' Request specifying the act, action or proceeding that the Trustee is requested to take. The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(3) The Trustee, before commencing or at any time during the continuance of any such act, action or proceeding, may require the Warrantholders at whose instance it is acting to deposit with the Trustee the Warrants held by them, for which Warrants the Trustee shall issue receipts.

(4) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 10.02 and of Section 10.03.

SECTION 10.03 - EVIDENCE, EXPERTS AND ADVISERS

(1) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof in such form as may be prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Corporation.

(2) In the exercise of its rights and duties hereunder, the Trustee, if it is acting in good faith, may rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Trustee provided that such evidence complies with Applicable Legislation and the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

(3) Whenever Applicable Legislation requires that evidence referred to in subsection 10.03(1) be in the form of a statutory declaration, the Trustee may accept such statutory declaration in lieu of a certificate of the Corporation required by any provision hereof. Any such statutory declaration may be made by one or more of the chairman, chief executive officer, president or any vice-president of the Corporation.

(4) Proof of the execution of an instrument in writing, including a Warrantholders' Request, by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof or by an affidavit of a witness to such execution or in any other manner that the Trustee may consider adequate.

(5) The Trustee may employ or retain such counsel, accountants or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder, may act on and rely upon, and shall be protected in acting and relying in good faith upon, the advice or opinions so obtained and may pay reasonable remuneration for all services so performed by any of them (any such remuneration paid by the Trustee to be repaid by the Corporation to the Trustee in accordance with Section 6.03), without taxation of costs of any counsel, and shall not be responsible for any misconduct on the part of any of them.

(6) The Trustee may act and rely and shall be protected in acting and relying upon any resolution, certificate, statement, instrument, opinion, report, notice, receipt, request, consent, order, letter, telegram, cablegram or other paper document reasonably believed by it to be genuine and to have been signed, presented by or on behalf of the proper party or parties.

SECTION 10.04 - DOCUMENTS, MONEY, ETC. HELD BY TRUSTEE

(1) Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or trust company or deposited for safekeeping with any such bank or trust company.

(2) Unless otherwise expressly provided herein, any monies so held pending the application or withdrawal thereof under any provision of this Indenture shall be held in the name of the Trustee in a segregated trust account with any Canadian chartered bank or financial institution (which may be the Trustee or any affiliate or related party), at the rate of interest then current on similar deposits or, on the direction of the Corporation, may be invested in Permitted Investments. Any such direction by the Corporation to the Trustee as to the investment of the funds shall be in writing and shall be provided to the Trustee no later than 9:00 a.m. on the day on which the investment is to be made. Any such direction received by the Trustee after 9:00 a.m. or received on a non-Business Day, shall be deemed to have been given prior to 9:00 a.m. the next Business Day.

SECTION 10.05 - ACTIONS BY TRUSTEE TO PROTECT INTERESTS

          The Trustee shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

SECTION 10.06 - TRUSTEE NOT REQUIRED TO GIVE SECURITY

          The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise.

SECTION 10.07 - PROTECTION OF TRUSTEE

          By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

(1) The Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrants (except the representation contained in Section 10.09 or in the certificate of the Trustee on the Warrants) or be required to verify the same.

(2) Nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

(3) The Trustee shall not be bound to give notice to any person of the execution hereof.

(4) The Trustee shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation.

SECTION 10.08 - REPLACEMENT OF TRUSTEE

(1) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation not less than 45 days' prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient. The Warrantholders by extraordinary resolution shall have the power at any time to remove the existing Trustee and to appoint a new trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders. Failing such appointment by the Corporation, within 10 days the retiring Trustee or any Warrantholder may apply to a justice of the Ontario Court (General Division) at the Corporation's expense, on such notice as such justice may direct, for the appointment of a new trustee. Any new trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this Section 10.08 shall be a corporation authorized to carry on the business of a trust company in the Province of Ontario and, if required by Applicable Legislation of any other province, in such other province. On any such appointment, the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed. In addition, there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may be necessary or advisable, in the opinion of counsel, for the purpose of assuring the same to the new trustee, provided that any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until the successor trustee shall have executed an appropriate instrument accepting such appointment and, at the request of the Corporation, the predecessor Trustee, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor trustee an appropriate instrument transferring to such successor trustee all rights and powers of the Trustee hereunder.

(2) Upon the appointment of a successor trustee, the Corporation shall promptly notify the Warrantholders thereof.

(3) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated or any corporation succeeding to the trust business of the Trustee shall be the successor to the Trustee hereunder without any further act on its part or of any of the parties hereto, provided that such corporation would be eligible for appointment as a new trustee under subsection 10.08(1).

(4) Any Warrants certified but not delivered by a predecessor trustee may be certified by the successor trustee in the name of the predecessor or successor trustee.

SECTION 10.09 - CONFLICT OF INTEREST

(1) The Trustee represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists in the Trustee's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its trust hereunder to a successor trustee approved by the Corporation. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrants shall not be affected in any manner whatsoever by reason thereof.

(2) Subject to subsection 10.09(1), the Trustee in its personal or any other capacity may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any subsidiary of the Corporation without being liable to account for any profit made thereby.

SECTION 10.10 - ACCEPTANCE OF TRUSTS

          The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth, and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become Warrantholders from time to time.

SECTION 10.11 - TRUSTEE NOT TO BE APPOINTED RECEIVER

          The Trustee and any person related to the Trustee shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

SECTION 10.12 - INDEMNITY OF TRUSTEE

          The Corporation hereby indemnifies and holds harmless the Trustee and its officers, directors, employees and agents from and against all reasonable costs, liabilities, expenses and disbursements (including reasonable legal fees and disbursements) that it might incur or to which it might have become subject in any action, suit or other similar legal proceeding that might be instituted against the Trustee arising from or out of any act, omission or error of the Trustee arising pursuant to this Indenture, provided that the Trustee acted in accordance with the standards set forth in Section 10.02 and that any such act, omission or error did not constitute gross negligence, wilful misconduct or bad faith on the part of the Trustee. This Section 10.12 shall survive the resignation or removal of the Trustee or the termination of this Indenture.

                                 ARTICLE ELEVEN

                                     GENERAL

SECTION 11.01 - NOTICE

(1) Unless herein otherwise expressly provided, any notice, document or thing required or permitted to be given or delivered hereunder shall be deemed to be properly given or delivered if:

     (a) delivered in person to the address set out below and acknowledged by written receipt signed by the person receiving such notice;

     (b) telecopied and confirmed by prepaid registered letter addressed to the party receiving such notice at its respective addresses set out below; or

     (c) sent by letter (provided that any notice to be so given is not unlikely to reach its destination as a result of any actual or threatened interruption of mail services) or courier delivery addressed to the party receiving such notice at its respective address set out below:

the Corporation:    SoftKey Software Products Inc.
                    c/o The Learning Company, Inc.
                    One Athenaeum Street
                    Cambridge, Massachusetts
                    U.S.A.  02142

                    Attention:  General Counsel
                    Telecopy:   (617) 494-5660

the Trustee:        CIBC Mellon Trust Company
                    393 University Avenue
                    5th Floor
                    Toronto, Ontario
                    M5G 2M7

                    Attention:  Vice President, Client Services
                    Telecopy:   416) 813-4555

a Warrantholder:    the address appearing in the register of holders.

(2)       Any notice or delivery given in accordance with the provisions of this
Section 11.01 shall be deemed to have been given and received:

     (a) if delivered in person in accordance with the provisions of clause 11.01(1)(a), on the day of delivery in person (provided that such day is a Business Day at the place of receipt and delivery occurs prior to 4:00 p.m. (local time of the recipient) and, if it is not, on the next following Business Day);

     (b) if telecopied in accordance with the provisions of clause 11.01(1)(b) during the business hours of the recipient, on the date of receipt of the telecopy (provided that such day is a Business Day at the place of receipt and, if it is not, on the next following Business Day) and if telecopied other than during business hours, on the next following Business Day; and

     (c) if sent by letter or courier delivery in accordance with the provisions of clause 11.01(1)(c), on the date the letter is actually received by the addressee.

(3) For greater certainty, a letter delivered by courier where such courier obtains a written acknowledgement of receipt from the party receiving the letter shall be considered a delivery in person in accordance with clause 11.01(1)(a) rather than the sending of a letter in accordance with clause 11.01(1)(c).

(4) Any party may from time to time by notice in writing delivered in accordance with the provisions of this Article Eleven change its address for purposes hereof.

SECTION 11.02 - ACCIDENTAL FAILURE TO GIVE NOTICE TO WARRANTHOLDERS

          Accidental error or omission in giving notice or accidental failure to give notice to any Warrantholder shall not invalidate any action or proceeding founded thereon.

SECTION 11.03 - COUNTERPARTS AND FORMAL DATE

          This Indenture may be executed in several counterparts each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to be dated as of the Closing Date.

SECTION 11.04 - SATISFACTION AND DISCHARGE OF INDENTURE

          Upon the date by which all Warrants theretofore certified hereunder have been cancelled or deemed to be cancelled in accordance with Section 5.04, this Indenture, except to the extent that Exchangeable Shares and certificates therefor have not been issued and delivered hereunder or the Corporation has not performed any of its obligations hereunder, shall cease to be of further effect in respect of the Corporation and the Trustee, on written demand of and at the cost and expense of the Corporation and upon delivery to the Trustee of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and upon payment to the Trustee of the expenses, fees and other remuneration payable to the Trustee, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture provided that, if the Trustee has not then performed any of its obligations hereunder, any such satisfaction and discharge of the Corporation's obligations hereunder shall not affect or diminish the rights of any Warrantholder or the Corporation against the Trustee.

SECTION 11.05 - PROVISIONS OF INDENTURE AND WARRANTS FOR THE
                SOLE BENEFIT OF PARTIES AND WARRANTHOLDERS

          Except as provided in Sections 7.02 and 7.03, nothing in this Indenture or the Warrants, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders from time to time of the Warrants any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

SECTION 11.06 - LANGUAGE

          The parties hereto confirm their express wish that this Indenture and all documents and agreements directly or indirectly relating thereto be drawn up in the English language. Notwithstanding such express wish, the parties agree that any such document or agreement or any part thereof or of this Indenture may be drawn up in the French language.

          Les parties aux presentes confirment leur volonte expresse que la presente convention ainsi que tous les documents et conventions s'y rattachant directement ou indirectement soient rediges en anglais. Nonobstant cette volonte expresse, les parties aux presentes conviennent que la presente convention ainsi que tous les documents et conventions s'y rattachant directement ou indirectement, ou toute partie de ceux-ci, puissent etre rediges en francais.

          IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper officers in that behalf.

                                          SOFTKEY SOFTWARE PRODUCTS INC.



                                          By "(signed)  Neal S. Winneg"
                                             -----------------------------------
                                              Authorized Signing Officer


                                          CIBC MELLON TRUST COMPANY


                                          By "(signed)  R. Woollatt"
                                             -----------------------------------
                                              Authorized Signing Officer


                                          By "(signed) Susan Clough"
                                             -----------------------------------
                                              Authorized Signing Officer

                                   SCHEDULE A

                           FORM OF WARRANT CERTIFICATE

          The following is the form of Warrant certificate referred to in
Section 2.02 of the Warrant Indenture:

EXERCISABLE ONLY DURING THE PERIOD COMMENCING ON THE BUSINESS DAY FOLLOWING THE DATE ON WHICH TRANSACTION APPROVAL (AS DEFINED HEREIN) IS OBTAINED AND ENDING AT 5:00 P.M. (LOCAL TIME) ON THE DATE THAT IS THE EARLIER OF (I) THE FIRST ANNIVERSARY OF THE DATE HEREOF AND (II) THE SIXTH BUSINESS DAY FOLLOWING THE DATE OF ISSUANCE OF A RECEIPT BY THE SECURITIES REGULATORY AUTHORITY IN THE PROVINCE OF RESIDENCE OF THE HOLDER HEREOF (WHICH MAY ONLY BE ONE OF THE PROVINCES OF MANITOBA, ONTARIO AND QUEBEC, AND WILL, IN THE CASE OF PERSONS RESIDENT OUTSIDE CANADA, BE DEEMED TO BE THE PROVINCE OF ONTARIO) FOR A (FINAL) PROSPECTUS RELATING TO THE DISTRIBUTION OF THE EXCHANGEABLE NON-VOTING SHARES OF SOFTKEY SOFTWARE PRODUCTS INC. TO BE ISSUED UPON THE EXERCISE OF THE SPECIAL WARRANTS, IMMEDIATELY AT WHICH TIME THESE SPECIAL WARRANTS SHALL BE DEEMED CONCLUSIVELY TO HAVE BEEN EXERCISED.

NO. _____________________           Representing _______________________Special
                                    Warrants, each such warrant entitling the holder to acquire one Exchangeable Share (or in the circumstances described below 1.07
                                    Exchangeable Shares), subject to adjustment, of SoftKey Software Products Inc. for no additional consideration.

NOTE:  THESE SPECIAL WARRANTS ARE NON-TRANSFERABLE EXCEPT AS SET FORTH HEREIN.

                                 SPECIAL WARRANT

                                       OF

                         SOFTKEY SOFTWARE PRODUCTS INC.

          THIS CERTIFIES that, for value received, the holder hereof, __________________________________, (the "holder") of the Special Warrants (the
"Warrants") of SoftKey Software Products Inc. (the "Corporation") represented hereby is entitled at any time during the period (the "Exercise Period") commencing on the Business Day following the date on which Transaction Approval (as defined herein) is obtained and ending at 5:00 p.m. (local time) (the "Expiry Time") on the date (the "Expiry Date") that is the earlier of (i) March 12, 1999 and (ii) the date that is the sixth Business Day following the date (the "Clearance Date") upon which a receipt for the Final Prospectus (as herein defined) is issued by the securities regulatory authority in the province of residence of the holder hereof (which may only be one of the Provinces of Manitoba, Ontario and Quebec, and will, in the case of persons resident outside Canada, be deemed to be the Province of Ontario) for the (final) prospectus (the "Final Prospectus") of the Corporation qualifying the exchangeable non-voting shares (the "Exchangeable Shares") of the Corporation to be issued upon the exercise of the Warrants, to acquire in accordance with the provisions of the Warrant Indenture (as defined below) one Exchangeable Share (or 1.07 Exchangeable Shares to be issued by the Corporation in the circumstances described below), subject to adjustment, for each Warrant represented hereby without payment of any consideration in addition to the issue price of such Warrant by surrendering to CIBC Mellon Trust Company (the "Trustee") at its principal office in the City of Toronto this Warrant certificate together with an executed exercise form in the form of the attached Exercise Form or any other written notice in a form satisfactory to the Trustee, in either case duly completed and executed PROVIDED THAT UNLESS THE HOLDER HAS SURRENDERED THE WARRANTS REPRESENTED HEREBY FOR EXERCISE PURSUANT TO THE PROVISIONS HEREOF AND OF THE WARRANT INDENTURE DURING THE EXERCISE PERIOD, THE WARRANTS REPRESENTED HEREBY SHALL BE DEEMED TO HAVE BEEN EXERCISED BY THE HOLDER AT THE EXPIRY TIME WITHOUT FURTHER NOTICE TO OR ACTION ON THE PART OF THE HOLDER. For the purposes of this Warrant certificate, "Underwriters" means, collectively, Griffiths McBurney & Partners and First Marathon Securities Limited.

          Upon the exercise or deemed exercise of the Warrants evidenced hereby, the Corporation shall cause to be issued to the person(s) in whose name(s) the Exchangeable Shares so subscribed for are to be issued (provided that, if the Exchangeable Shares are to be issued to a person other than a holder of this Warrant certificate, the holder's signature on the Exercise Form herein shall be guaranteed by a Canadian chartered bank, by a Canadian trust company or by a member firm of The Toronto Stock Exchange) the number of Exchangeable Shares to be issued to such person(s) and such person(s) shall become a holder in respect of Exchangeable Shares with effect from the date of such exercise and upon due surrender of this Warrant certificate. The Corporation will cause a certificate(s) representing such Exchangeable Shares to be made available for pick-up by such person(s) at 393 University Avenue, 5th Floor, Toronto, Ontario M5G 2M7, or mailed to such person(s) at the address(es) specified in such Exercise Form, within two Business Days after receipt of notice from the Trustee of the exercise of this Warrant.

          The net proceeds of sale of the Warrants will be deposited on the date hereof in escrow with the Trustee to be held and invested by the Trustee in accordance with the provisions of the Warrant Indenture. If the acquisition of Mindscape, Inc. and certain of its affiliates (the "Acquisition") is not completed in accordance with the Stock Purchase Agreement dated as of March 5, 1998 between The Learning Company, Inc., Mindscape Holding Company, Pearson Overseas Holding, Ltd. and Pearson Netherlands, B.V., within five Business Days following the release of the Escrowed Funds, the Corporation shall redeposit such funds with the Trustee in escrow. The Trustee shall thereafter release the Escrowed Funds to the Corporation at any time upon receipt of a further written notice in prescribed form. In the event that the Corporation fails to complete the Acquisition on or prior to July 10, 1998 or such later date as may be agreed upon in writing by the Corporation and the Underwriters and notified to the Trustee (the "Qualification Deadline") the Corporation shall redeem each Warrant for an amount equal to the purchase price paid by the

Warrantholder for the Warrant, together with interest thereon as provided in the Warrant Indenture. For the purposes of this Warrant certificate, "Transaction Approval" means such consents and approvals necessary to ensure that the rights and benefits of the holders of Underlying Shares are substantially equivalent to the rights and benefits of the holders of the existing Exchangeable Shares (subject to the securities laws of the United States); provided that, for greater certainty Transaction Approval shall not include the filing of, or the obtaining of a receipt for, the Final Prospectus.

          The Trustee shall, upon receipt of written notice and supporting documents, in prescribed form, release the Escrowed Funds to the Corporation for the purpose of completing the Acquisition. For the purpose of this Warrant certificate, "Escrowed Funds" means the net proceeds of sale of the Warrants deposited in escrow with the Trustee, and all proceeds of investment and reinvestment thereof from time to time.

          If, notwithstanding Transaction Approval having been obtained, the Clearance Date does not occur by 5:00 p.m. (local time) on the Qualification Deadline, or for any reason the Corporation is unable to file the Final Prospectus with the securities regulatory authority of the holder's province (which may only be one of the Provinces of Manitoba, Ontario and Quebec, and will, in the case of non-Canadian resident holders of Warrants, be deemed to be the Province of Ontario) by 5:00 p.m. (local time) on the Qualification Deadline, each Warrant represented hereby shall thereafter entitle the holder upon the exercise or deemed exercise thereof, without further action being required to be taken hereunder or under the Warrant Indenture, to acquire 1.07 Exchangeable Shares (subject to adjustment) at no additional cost provided that no fractional Exchangeable Shares will be issued but a cash payment will be made in lieu thereof. IN SUCH CASE, BUT WITHOUT DEROGATING FROM THE CORPORATION'S OBLIGATION TO USE ITS REASONABLE EFFORTS TO OBTAIN FROM EACH OF THE SECURITIES REGULATORY AUTHORITIES OF THE PROVINCES OF MANITOBA, ONTARIO AND QUEBEC, AS SOON AS PRACTICABLE, A RECEIPT OR SIMILAR DOCUMENT FOR THE FINAL PROSPECTUS, THE EXCHANGEABLE SHARES ISSUED UPON THE EXERCISE OR DEEMED EXERCISE OF THE WARRANTS WILL BE SUBJECT TO RESTRICTIONS ON THE RESALE THEREOF IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF CANADA AND THE UNITED STATES OF AMERICA AND MAY BEAR A LEGEND TO SUCH EFFECT.

          This Warrant certificate represents Warrants of the Corporation issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Warrant Indenture") made as of March 12, 1998 between the Corporation and the Trustee, as trustee, TO WHICH WARRANT INDENTURE REFERENCE IS HEREBY MADE FOR SPECIFIC PARTICULARS OF THE RIGHTS OF THE HOLDERS OF THE WARRANTS AND THE CORPORATION AND OF THE TRUSTEE IN RESPECT THEREOF AND THE TERMS AND CONDITIONS UPON WHICH THE WARRANTS ARE ISSUED AND HELD (WHICH RIGHTS, TERMS AND CONDITIONS ARE SUMMARIZED ONLY IN THIS WARRANT CERTIFICATE), ALL TO THE SAME EFFECT AS IF THE PROVISIONS OF THE WARRANT

INDENTURE WERE HEREIN SET FORTH, TO ALL OF WHICH THE HOLDER OF THIS WARRANT CERTIFICATE BY ACCEPTANCE HEREOF ASSENTS. A copy of the Warrant Indenture will be available for inspection at 393 University Avenue, 5th Floor, Toronto, Ontario M5G 2M7. If any conflict exists between the provisions contained herein and the provisions of the Warrant Indenture, the provisions of the Warrant Indenture shall govern.

          The Warrant Indenture provides for adjustments to the right of exercise, including the amount of and class and kind of Exchangeable Shares and other shares, securities or property issuable upon exercise, upon the happening of certain stated events including the subdivision or consolidation of the Exchangeable Shares, certain distributions of Exchangeable Shares or securities convertible into Exchangeable Shares or of other securities or assets of the Corporation, certain offerings of rights, warrants or options and certain capital reorganizations and for payment of an amount to compensate for dividends paid on Exchangeable Shares.

          If, immediately prior to the expiry of the Exercise Period, the Warrants represented by this Warrant certificate have not been exercised, the Warrants represented hereby shall be deemed to have been exercised and surrendered by the holder immediately after that time without any further action on the part of the holder.

          THIS SPECIAL WARRANT, THE EXCHANGEABLE SHARES ISSUABLE UPON EXERCISE HEREOF AND THE SHARES OF COMMON STOCK, PAR VALUE U.S.$0.01 PER SHARE, OF THE LEARNING COMPANY, INC. (THE "COMMON STOCK") ISSUABLE UPON EXCHANGE OF THE EXCHANGEABLE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "U.S. SECURITIES ACT"); THE SPECIAL WARRANT, THE EXCHANGEABLE SHARES AND THE COMMON STOCK MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT) UNLESS SUCH OFFER, SALE OR TRANSFER IS COVERED BY OR MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, NOR MAY ANY SPECIAL WARRANT OR ANY EXCHANGEABLE SHARE BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON UNLESS THE ISSUANCE OF THE COMMON STOCK IS REGISTERED UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT IS AVAILABLE FOR THE EXCHANGE OF THE EXCHANGEABLE SHARES. ANY HOLDER THAT SURRENDERS THE SPECIAL WARRANT FOR EXCHANGEABLE SHARES OR THE EXCHANGEABLE SHARES IN EXCHANGE FOR COMMON STOCK PRIOR TO EFFECTIVENESS OF A REGISTRATION

STATEMENT FILED UNDER THE U.S. SECURITIES ACT COVERING SUCH EXERCISE OR EXCHANGE, OR AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, MUST CERTIFY THAT THE HOLDER IS NOT A U.S. PERSON AND THAT THE SPECIAL WARRANTS ARE NOT BEING EXERCISED AND THE EXCHANGEABLE SHARES ARE NOT BEING EXCHANGED ON BEHALF OF A U.S. PERSON.

          Upon presentation at 393 University Avenue, 5th Floor, Toronto, Ontario M5G 2M7, subject to the provisions of the Warrant Indenture and upon compliance with the reasonable requirements of the Trustee, Warrants may be exchanged for Warrants entitling the holder thereof to acquire an equal aggregate number of Exchangeable Shares (subject to adjustment) or, in the circumstances described above, Warrants entitling the holder thereof to acquire an aggregate number of Exchangeable Shares equal to the product of 1.07 and the aggregate number of Warrants (subject to adjustment) rounded down to the nearest whole number. The Corporation and the Trustee may treat the registered holder of this Warrant certificate for all purposes as the absolute owner hereof. The holding of this Warrant certificate shall not constitute the holder hereof a holder of Exchangeable Shares nor entitle him to any right or interest in respect thereof except as herein and in the Warrant Indenture expressly provided.

          The transfer of the Warrants evidenced hereby is restricted by applicable securities laws of Canada and the United States of America. In addition, no Warrant may be transferred to a person resident in any Province of Canada other than Manitoba, Ontario and Quebec. Warrants may only be transferred, upon compliance with the conditions prescribed in the Warrant Indenture, on the register to be kept at the principal offices of the Trustee in the City of Toronto by the registered holder thereof or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee with the signature guaranteed by a Canadian chartered bank, a Canadian trust company or a member firm of The Toronto Stock Exchange and upon compliance with such reasonable requirements as the Trustee may prescribe (including, without limitation, the requirement to provide evidence of satisfactory compliance with applicable securities laws of Canada and the United States of America).

          PRIOR TO THE EARLIER OF THE CLEARANCE DATE AND THE FIRST ANNIVERSARY OF THE DATE HEREOF, THE TRANSFER OF EXCHANGEABLE SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS EVIDENCED HEREBY IS RESTRICTED BY APPLICABLE SECURITIES LEGISLATION.

          The Warrant Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the Warrantholders holding a specified percentage of outstanding and unexercised Warrants.

          The Warrant Indenture identifies and provides for certain restrictive legends that will appear on the certificates for the Exchangeable Shares.

          The Warrants and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and shall be treated in all respects as Ontario contracts. Time shall be of the essence hereof and of the Warrant Indenture.

          This Warrant certificate shall not be valid for any purpose until it has been certified by or on behalf of the Trustee for the time being under the Warrant Indenture.

          IN WITNESS WHEREOF the Corporation has caused this Warrant certificate to be signed by its duly authorized officers as of the 12th day of March, 1998.


                                           SOFTKEY SOFTWARE PRODUCTS INC.


                                           By
                                              ----------------------------------
                                              Authorized Signing Officer


This Warrant certificate represents Warrants referred to in the Warrant Indenture within mentioned.

CIBC MELLON TRUST COMPANY
Trustee


By                                         date of signing
   ---------------------------------------                 ---------------------
   Authorized Signing Officer

                                  TRANSFER FORM


                  FOR VALUE RECEIVED, __________________________________________

hereby sells, assigns and transfers unto

_______________________________________________________________________
PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

______________________Warrants represented by the within Warrant certificate and does hereby irrevocably constitute and appoint__________________________________

________________________________________________________________________________
attorney to transfer the said Warrants on the books of the Trustee with full power of substitution in the premises.

          The undersigned hereby certifies that the undersigned is not a U.S. person and that the Special Warrants are not being transferred on behalf of a U.S. person.


                          DATED _______________ 199__.


In the presence of                  )
                                    )
                                    )        --------------------------
-----------------------------------          Signature of Warrantholder



guaranteed by:



-----------------------------------          --------------------------
Name:                                        (Authorized Signature Number)

          Upon any due transfer of Warrants, the transferee of a Warrant shall be a permitted assignee of the transferring holder and shall be entitled to the benefits of the covenants of the Corporation referred to in section 5 of Schedule "A" of the Subscription Agreements (as defined in the Warrant Indenture) and granted by the Corporation, subject to the restrictions and limitations described therein.

NOTICE: The signature on this assignment must correspond exactly with the name as written upon the face of this Warrant certificate. If Exchangeable Shares are to be issued to a person other than the registered holder, the registered holder must pay to the Trustee all exigible taxes and the signature of the registered holder must be guaranteed by a Canadian chartered bank, a Canadian trust company or a member firm of The Toronto Stock Exchange.

                                  EXERCISE FORM

TO:  SoftKey Software Products Inc.
     c/o CIBC Mellon Trust Company
     393 University Avenue
     5th Floor
     Toronto, Ontario
     M5G 2M7

     Attention:        Stock and Bond Transfer Department

          The undersigned holder of the within Warrants hereby irrevocably exercises the Warrants represented hereby and subscribes for the maximum number of Exchangeable Shares (or other shares, securities or property issuable in accordance with the Warrant Indenture) issuable pursuant to the exercise of such Warrants on the terms specified in the said Warrants and the Warrant Indenture.

          The undersigned hereby directs that the said Exchangeable Shares be issued in the name of the undersigned and delivered as follows:



-------------------------------  --------------------------  -------------------
NAME(S) IN FULL                  ADDRESS(ES)                 NUMBER OF
                                 (include Postal Code)       EXCHANGEABLE
                                                             SHARES
-------------------------------  --------------------------  -------------------


-------------------------------  --------------------------  -------------------


-------------------------------  --------------------------  -------------------
(Please Print)

          The undersigned hereby certifies that the undersigned is not a U.S. person and that the Special Warrants are not being transferred on behalf of a U.S. person.


                       DATED____________________ , 199__.


In the presence of                  )
                                    )
                                    )        --------------------------
-----------------------------------          Signature of Warrantholder

guaranteed by:



-----------------------------------          --------------------------
Name:                                        (Authorized Signature Number)

          Please note that if Exchangeable Shares are to be issued to a person other than the registered holder, the registered holder must pay to the Trustee all exigible taxes and the signature of the registered holder must be guaranteed.

              DATED this ______ day of _____________________, 199_.


____________________________ )        ______________________________
Witness                      )        Signature
                             )
                             )

                                      ______________________________
                                      Print full name

                                      ______________________________
                                      Address in full

|_| Please check box if these certificates are to be delivered to the office where this Warrant certificate is surrendered, failing which the certificates will be mailed to the address shown on the register.

(The Trustee may require that the signature above be guaranteed, in which event the following must be completed.)

Signature of Warrantholder
guaranteed by:
                                            ____________________________________
                                            (Signature of Warrantholder)


___________________________________         ____________________________________
Name:                                       (Authorized Signature Number)


Note: If the signature of the person executing this form is to be guaranteed, it must be guaranteed by a Canadian chartered bank, a Canadian trust company or a member firm of The Toronto Stock Exchange.

                                   SCHEDULE B

                           FORM OF RELEASE CERTIFICATE

TO:      CIBC MELLON TRUST COMPANY


================================================================================

          Reference is made to the special warrant indenture (the "Indenture") dated March 12, 1998 between SoftKey Software Products Inc. (the "Corporation") and CIBC Mellon Trust Company (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Indenture.

          I, [INSERT NAME], being the [INSERT TITLE] of SoftKey Software Products Inc., on behalf of the Corporation hereby certify that the Escrowed Funds are required for the purpose of completing the Mindscape Acquisition.

          Based on the foregoing, the Corporation hereby requests that the Escrowed Funds be released from escrow and paid to the Corporation.

                DATED this ______ day of _______________ , 1998.


                                         SOFTKEY SOFTWARE PRODUCTS INC.


                                         By _________________________________
                                              [NAME]
                                              [TITLE]

                            _______________________


                  The undersigned, on behalf of the Underwriters, hereby agrees with and confirms the foregoing and hereby requests that the Escrowed Funds be released from escrow and paid to the Corporation.

                DATED this ______ day of _______________ , 1998.


                                         GRIFFITHS McBURNEY & PARTNERS, on
                                         behalf of itself and on behalf of FIRST
                                         MARATHON SECURITIES LIMITED


                                         By _________________________________
                                              [NAME]
                                              [TITLE]